UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. One)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2011

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

EXPLANATORY NOTE

The sole purpose of this amendment on Form 8-K/A is to correct certain information in the original Form 8-K furnished on May 23, 2011.  Specifically, in the table on page 6 of the investor presentation materials contained in the original Form 8-K, certain of the percentages under the “Percent of Loan Balance Reserved Including Partial Charge-Offs” column were incorrectly stated.  This Form 8-K/A corrects those percentages and amends and restates the original Form 8-K in its entirety.

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K/A and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to MB Financial, Inc.’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations adopted thereunder, changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial, Inc. does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

2

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer May 2011 NASDAQ: MBFI Investor Presentation

Forward Looking Statements 1 When used in this presentation and in reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations adopted thereunder, changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Company Highlights Premier middle-market franchise in Chicago MSA Chicago-based bank with a strong position in affluent DuPage and Cook counties. Strategically located to have access to ~80% of middle-market companies in the Chicago MSA. Core pre-tax, pre-provision earnings remain strong Well-positioned for opportunistic acquisitions in core geographies Consolidator of failed banks (e.g. Broadway Bank, New Century Bank, Benchmark Bank, Corus Bank, InBank and Heritage Community Bank). Track record of being disciplined acquirer and experienced integrator. Strong liquidity and capital position Strong and experienced management team 2 2011 Q1 2010 Q1 ($mm) ($mm) Change Core pre-tax, pre-provision earnings $45.5 $42.0 8.3% Net interest income (FTE) 84.8 83.4 1.7% Core other income 29.0 22.9 26.7% Core pre-tax, pre-provision earnings to risk-weighted assets 2.81% 2.41% 0.4% Core pre-tax, pre-provision earnings to average assets 1.81% 1.65% 0.2% March 31, 2011 March 31, 2010 Tangible common equity to tangible assets 7.7% 7.0% Core funding to total funding 89.0% 87.0% CDs to total deposits 35.0% 41.0%

MB Financial is a leading commercial bank serving the Chicago market 3 Provides the majority of the funding for commercial lending business Provides 61% of deposits Provides 15% of loans High percentage of core funding Reduced reliance on CDs Focused on low-cost deposits, deposit service fees, and Business Banking Retail Banking Growing private bank that targets wealthy individuals Asset management and trust focus Brokerage services through branch network Focused on low-cost deposits, private banking, and asset management Wealth Management Largest, most developed business unit, drives company performance +12% CAGR in commercial loans since 2002 Lending and depository services to middle-market companies with revenues ranging from $5 to $100mm 95 calling officers with 20+ years average experience Treasury management products for companies of all sizes Focused on treasury management, low-cost deposits, leasing, cross-selling wealth management products Commercial Banking Lines of business Chicago MSA – 90 branches Branches strategically located in Chicago MSA have access to ~80% of middle-market companies Source: Company management, SNL Financial Note: Business line financial data as of March 31, 2011

Company Strategy Emerge from the current economic cycle stronger, more capable, and more profitable than at the beginning of the cycle. Accelerate growth of our non-interest business line/product profits. Reduce balance sheet risk and improve balance sheet profitability. Improve sales management. Control expenses. Keep the ratio of net non-interest expense to average assets at the low end of our peers. 4

Loans 5 Source: Company filings - +12% CAGR Total loans: $6.4bn 2011 Q1 yield on loans: 5.52% Overall loan composition March 31, 2011 Lease loans $1,039mm (16%) Covered loans $778mm (12%) Construction $357mm (6%) Commercial real estate $2,085mm (33%) Commercial loans $1,154mm (18%) 1-4 Family and Home Equity $707mm (11%) Other Consumer loans $250mm (4%) $0.8 $0.8 $0.9 $1.0 $1.4 $1.9 $2.2 $2.3 $2.3 $1.2 $1.4 $1.7 $2.0 $2.7 $2.8 $3.1 $3.1 $2.6 $2.4 $2.0 $2.3 $2.7 $3.0 $4.1 $4.7 $5.3 $5.4 $4.9 $4.6 $2.2 $0 $1 $2 $3 $4 $5 $6 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011Q1 Billions CRE (including construction real estate) C&I (including lease loans)

Asset Quality Statistics 6 Source: Company filings, press releases Consumer $28mm (8.8%) Construction $98mm (30.7%) Commercial Real Estate $153mm (47.9%) Commercial and Lease $40mm (12.6%) NPL composition March 31, 2011 Asset quality ratios as of March 31, 2011 Non-performing loans to total loans 5.0% Non-performing assets to total assets 4.0% Allowance for loan losses to non-performing loans 56.0% Allowance for loan losses to non-performing loans including partial charge-offs taken 70.5% Non-Performing Commercial Related Loans Commercial Percent of Loan Loans Balance Reserved Outstanding Percent of Total NPLs Including Partial ($mm) Total Loans ($mm) Charge-Offs  Total Construction Loans $357 6% $98 47 % Commercial and Lease Loans  $2,193 34% $40 46 % Commercial Real Estate Loans Industrial $501 8% $49 29 % Retail 457 7  22 34 Multifamily 452 7  26 40 Other 219 4  35 18 Office 201 3  13 55 Healthcare 188 3  4 15 Church and school 67 1  4 36 Total Commercial real estate Loans  $2,085 33% $153 32 % Total Commercial Related Loans  $4,634 73% $291 40%

Deposits 7 Source: Company filings 44% 5% Total deposits: $7.9bn 2011 Q1 cost of total funds: 0.77% Overall deposit composition March 31, 2011 NOW and MMDA $2,712mm (34%) Non-interest bearing $1,667mm (21%) Savings $719mm (10%) Brokered CDs $467mm (6%) Time and public funds $2,327mm (29%) 6% 47% 18% 13% 16% 14% 20% 17% 8% 42% 14% 17% 19% 16% 40% 12% 16% 16% 46% 10% 8% 19% 17% 9% 45% 7% 23% 16% 44% 13% 6% 22% 15% 6% 37% 7% 32% 18% 21% 34% 8% 6% 31% 6% 30% 9% 34% 21% $2.8 $3.2 $3.7 $3.9 $5.6 $5.5 $6.5 $8.7 $8.2 $7.9 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011Q1 Billions . Brokered CDs Time and public funds Savings NOW and MMDA Non-interest bearing

Position in the Chicago MSA Rank Institution Branches Total deposits in market ($mm) Total market share (%) 1 JPMorgan Chase 424 49,199 17.7 2 Bank of America 180 31,953 11.5 3 Harris (Bank of Montreal) 222 26,696 9.6 4 PNC Financial Services 140 13,079 4.7 5 Northern Trust 16 12,671 4.5 6 Wintrust Financial 84 10,757 3.9 7 Citigroup 74 9,946 3.6 8 PrivateBancorp 20 9,021 3.2 9 Fifth Third 179 8,886 3.2 10 MB Financial1 90 7,892 2.8 11 First Midwest 90 6,019 2.2 12 US Bancorp 86 5,857 2.1 13 Royal Bank of Scotland 113 5,659 2.0 14 FirstMerit 51 3,596 1.3 15 TCF Financial 205 3,399 1.2 All other institutions 1,085 73,908 26.5 MSA Total 3,059 278,536 100.0 Rank Institution Branches Total deposits in market ($mm) Total market share (%) 1 JPMorgan Chase 326 38,407 16.0 2 ABN Amro (LaSalle Bank) 140 30,957 12.9 3 Harris (Bank of Montreal) 192 23,237 9.7 4 Northern Trust 18 8,461 3.5 5 Fifth Third 123 8,052 3.4 6 Royal Bank of Scotland 136 6,446 2.7 7 Wintrust Financial 55 6,019 2.5 8 Corus Bankshares 14 5,500 2.3 9 Citigroup 51 5,441 2.3 10 MAF Bancorp 49 4,904 2.0 11 National City 59 4,528 1.9 12 First Midwest 56 4,488 1.9 13 Bank of America 31 4,159 1.7 14 MB Financial 39 3,770 1.6 15 FBOP Corp 25 2,824 1.2 All other institutions 1,686 82,474 34.4 MSA Total 3,000 239,667 100.0 Current Chicago MSA Rankings 2005 Chicago MSA Rankings Source: SNL Financial Note: Data as of June 30, 2010 reflects acquisitions post June 30, 2010 1 MB Financial deposits as of 3/31/2011 8

Market share of top banks in 10 largest U.S. MSAs 9 Market share of top 10 banks in 10 largest U.S. MSAs Market share of top 3 banks in 10 largest U.S. MSAs Source: SNL Financial ` `

Market dislocation may create in-market opportunities 12 banks with assets greater than $100mm have failed in the Chicago MSA since March 31, 2010 MB Financial acquired 2 since March 31, 2010 (Broadway and New Century) 10 Source: SNL Financial, Company filings as of March 31, 2011 and March 31, 2010, respectively ¹ Texas Ratio = Non-performing assets divided by (total tangible equity plus loan loss reserve) 147 banks in Chicago MSA with assets greater than $100mm, as of March 31, 2011 Number of local banks < 50% MB is here (36%) >= 50% & < 75% >= 75% & < 100% >= 100% Number of local banks < 5% >= 5% & < 10% >= 10% MB is here (3.96%) 54% 14% 9% 23% 55% 27% 18% Texas Ratio Frequency¹ NPAs / Assets Frequency Number of local banks Number of local banks 56% 15% 9% 20% < 50% >= 50% & < 75% >= 75% & < 100% >= 100% < 5% >= 5% & < 10% >= 10% 56% 26% 18% MB was here (34%) MB was here (3.58%) 30 91 43 34 79 20 14 27 81 39 33 91 25 15

11 Skilled Acquirer Thirteen acquisitions since 2000 Disciplined financial analyses focused on: Internal rates of return Returns on invested capital Long-term per share earnings accretion Long track record of successful and rapid employee, customer, and systems integrations Ability to manage multiple integrations simultaneously Branch network size and location makes acquired branch consolidations more likely resulting in enhanced expense savings Separate dedicated asset management team for FDIC-assisted transactions Company culture suited for acquisitions

12 2001 2002 2004 2006 2008 First SecurityFed Financial (Chicago, IL) January 9, 2004 $67mm in stock; $73mm cash Acquired $501mm in assets and $314mm in deposits First Lincolnwood (Lincolnwood, IL) December 27, 2001 $35mm all cash Acquired $227mm in assets and $183mm in deposits South Holland Bancorp (South Holland, IL) November 1, 2002 $93mm all cash Acquired $532mm in assets and $454mm in deposits First Oak Brook Bancshares (Oak Brook, IL) May 1, 2006 $297mm in stock; $74mm cash Acquired $2,362mm in assets and $1,914mm in deposits Heritage Community Bank (Glenwood, IL) February 27, 2009 FDIC-assisted transaction Entered into a loss-sharing agreement with the FDIC on all purchased assets Acquired $158mm in loans (net of discount) and $209 in core deposits Source: Company filings Note: Transaction dates indicate announcement date Cedar Hill Associates, LLC (Chicago, IL) April 18, 2008 Asset management firm with approximately $960mm in assets under management Acquired 80% interest LaSalle Systems Leasing, Inc. July 22, 2002 $31mm cash, $5mm MBFI stock, $4mm in deferred payments Track record of being a disciplined acquirer and experienced integrator InBank (Oak Forest, IL) September 4, 2009 FDIC-assisted transaction Acquired $101mm in loans (net of discount) and $122mm in core deposits Corus Bank (Chicago, IL) September 11, 2009 FDIC-assisted transaction Acquired $6.5bn in deposits, of which MB Financial plans to retain $1.6bn - $2.0bn of core local deposits 2009 Benchmark Bank (Aurora, IL) December 4, 2009 FDIC-assisted transaction Entered into a loss-sharing agreement with the FDIC on all purchased assets Acquired $104mm in loans (net of discount) and $95mm in core deposits 2010 Broadway Bank (Chicago, IL) April 23, 2010 FDIC-assisted transaction Entered into a loss-sharing agreement with the FDIC on all purchased assets Acquired $786mm in loans (net of discount) and $202mm in core deposits New Century Bank (Chicago, IL) April 23, 2010 FDIC-assisted transaction Entered into a loss-sharing agreement with the FDIC on all purchased assets Acquired $407mm in loans (net of discount) and $270mm in core deposits MidCity Financial (Chicago, IL) April 19, 2001 $275mm all stock Merger of equals Combined assets and deposits of $3,465mm and $2,822mm, respectively

Broadway Bank Transaction 13 Source: Company financial information 1 Excludes CD Rateline deposits Transaction overview Key transaction metrics On April 23, 2010, Broadway Bank, Chicago, Illinois, was closed; FDIC was appointed receiver MB Financial (MBFI) assumed all of the deposits of Broadway Bank at no premium and certain assets at a discount of 19.6% The FDIC will reimburse MBFI for 80% of charge-offs on assets initially subject to loss share of approximately $862mm 32% of local deposits are low cost (DDA, Savings, MMDA or NOW), with an average age of 8.5 years and weighted average cost of 0.39% at time of acquisition Immediately accretive to MBFI Self capitalizing At announcement ($mm) Loans acquired 786 OREO acquired 76 Asset (discount) (19.6%) Total deposits assumed 258 Local deposits assumed1 202 Goodwill created 0 Pre-tax gain 61

New Century Bank Transaction 14 Source: Company financial information 1 Excludes QuickRate deposits Transaction overview Key transaction metrics On April 23, 2010, New Century Bank, Chicago, Illinois, was closed; FDIC was appointed receiver MB Financial (MBFI) assumed all of the deposits of New Century Bank at no premium and certain assets at a discount of 9.1% The FDIC will reimburse MBFI for 80% of charge-offs on assets initially subject to loss share of approximately $425mm 34% of local deposits are low cost (DDA, Savings, MMDA or NOW), with an average age of 4 years and weighted average cost of 0.70% at time of acquisition Immediately accretive to MBFI At announcement ($mm) Loans acquired 407 OREO acquired 18 Asset (discount) (9.1%) Total deposits assumed 426 Local deposits assumed1 270 Goodwill created 0 Pre-tax gain 1

MB has achieved steady growth despite challenging market conditions...while managing expenses... 15 Core Pre-Tax, Pre-Provision Earnings3 ($mm) Net non-interest expense / average assets2 (%) Net interest income ($mm) Net interest margin (%) Source: Company filings, SNL Financial Note: Chicago peers consist of banks headquartered in Chicago MSA with assets between $2.0bn and $15.0bn in 2010 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust 1 YTD 2011 annualized 2 Net non-interest expense / average assets = (core other expense – core other income)/average assets 3 Core pre-tax, pre-provision earnings = net income before taxes excluding loan loss provision, non-core other income and non-core other expense 2005 – 2011: 11% CAGR - MB 2005 - 2011: 12% CAGR - MB 169 188 212 221 251 340 333 109 117 127 190 252 279 287 2005 2006 2007 2008 2009 2010 2011¹ MBFI Chicago Peers Median 1.30 1.34 1.29 1.26 1.34 1.39 1.46 1.44 1.54 1.77 1.57 1.59 1.64 1.96 2005 2006 2007 2008 2009 2010 2011¹ MBFI Chicago Peers Median 98 100 110 117 120 194 185 53 62 50 44 131 136 127 2005 2006 2007 2008 2009 2010 2011¹ MBFI Chicago Peers Median

MB Financial has maintained stronger capital levels than peers 16 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.0bn and $15.0bn and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust TCE / TA (%) Tier I Ratio (%) Total Capital Ratio (%) TCE / RWA (%) 8.8 9.7 10.3 10.5 10.9 11.4 5.6 8.0 7.8 8.0 7.9 8.1 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 MBFI Chicago Peers Median 15.8 15.5 16.4 16.8 17.1 17.8 18.3 13.4 13.3 14.9 14.3 14.2 13.9 14.2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 MBFI Chicago Peers Median 13.5 14.4 14.9 15.2 15.8 16.3 11.0 12.4 12.6 12.3 12.1 12.4 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 MBFI Chicago Peers Median MBFI Chicago Peers Median 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 6.2 4.7 7.0 6.3 7.3 6.0 7.2 6.0 7.2 5.9 7.5 7.1 7.7 7.2

17 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.0bn and $15.0bn and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust ¹ Includes restructured loans and loans 90+ days past due and accruing NPAs¹ / Assets (%) Reserves/Loans (%) Reserves / NPLs¹ (%) Credit metrics comparable to local peers Reserves / Loans (%) Construction Loans / Loans (%) 65 55 57 49 53 56 57 63 63 55 53 55 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 MBFI Chicago Peers Median 2.91 2.71 2.77 2.79 2.83 2.90 2.80 2.53 2.71 2.71 2.70 2.85 2.60 2.60 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 MBFI Chicago Peers Median 11 9 9 7 6 6 6 13 10 10 8 8 6 6 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 MBFI Chicago Peers Median MBFI Chicago Peers Median 2.84 3.84 3.58 3.76 3.65 3.51 4.26 3.95 4.21 4.35 3.96 4.41 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1

Summary Premier middle-market franchise in Chicago MSA Core pre-tax, pre-provision earnings remain strong Well-positioned for opportunistic acquisitions in core geographies Strong liquidity and capital position Strong and experienced management team 18

Appendix 19

Non-GAAP Disclosure Reconciliations This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest income and net interest margin on a fully tax equivalent basis; the addition of partial charge-offs to the numerator and the denominator in the ratio of the allowance for loan losses to non-performing loans; core other income; core pre-tax, pre-provision earnings; ratio of net non-interest expense to average assets and ratio of core pre-tax, pre-provision earnings to risk-weighted assets, with net gains and losses on securities available for sale (investment securities), net gains and losses on sale of other assets, net gains and losses on other real estate, acquisition related gains and increase (decrease) in market value of assets held in trust for deferred compensation excluded from the non-interest income components and the FDIC special assessment expense, contributions to MB Charitable Foundation, executive separation agreement expense, unamortized issuance costs related to redemption of trust preferred securities, impairment charges and increase (decrease) in market value of assets held in trust for deferred compensation excluded from the non-interest expense components of these ratios and from the calculation of core pre-tax, pre-provision earnings; ratios of tangible common equity to risk weighted assets and tangible common equity to tangible assets. Our management uses these non-GAAP measures in its analysis of our performance. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income and net interest margin on a fully tax equivalent basis, and accordingly believes that providing these measures may be useful for peer comparison purposes. Management believes that the addition of partial charge-offs to the numerator and to the denominator in the ratio of the allowance for loan losses may be useful to investors because it reflects what our loan loss reserve levels would have been had the partial charge-offs not been taken. Management also believes that by excluding net gains and losses on securities available for sale (investment securities), net gains and losses on sale of other assets, net gains and losses on other real estate, acquisition related gains and increase (decrease) in market value of assets held in trust for deferred compensation from the non-interest income components and excluding the FDIC special assessment expense, contributions to MB Charitable Foundation, executive separation agreement expense, unamortized issuance costs related to redemption of trust preferred securities, impairment charges and increase (decrease) in market value of assets held in trust for deferred compensation from the other non-interest expense components of the ratio of annualized net non-interest expense to average assets and core pre-tax, pre-provision earnings to risk-weighted assets as well as the calculation of core pre-tax, pre-provision earnings, and, in the case of the income-related items, the calculation of core other income this information better reflects our core operating performance. The other measures exclude tangible assets, tangible common equity and the ending balances of acquisition-related goodwill and other intangible assets, net of tax benefit, in determining tangible stockholders’ equity. Management believes the presentation of these other financial measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management’s success in utilizing our tangible capital. These disclosures should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: 20 2010 2005 2006 2007 2008 2009 2010 Three Months Ended March 31, 2011 Net interest margin 3.62% 3.41% 3.22% 3.03% 2.85% 3.72% 3.76% Plus: Tax equivalent effect 0.12% 0.11% 0.11% 0.13% 0.12% 0.11% 0.12% Net interest margin, fully tax equivalent 3.74% 3.52% 3.33% 3.16% 2.97% 3.83% 3.88%

Non-GAAP Disclosure Reconciliations (continued) The following table presents a reconciliation of tangible common equity to common stockholders’ equity (in thousands): 21 387,069 December 31, March 31, June 30, September 30, December 31, March 31, 2009 2010 2010 2010 2010 2011 Common stockholders' equity - as reported $ 1,057,658 $ 1,098,813 $ 1,151,104 $ 1,141,958 $ 1,150,682 $ 1,155,981 Less: goodwill 387,069 387,069 387,069 387,069 387,069 387,069 Less: other intangible, net of tax benefit 24,510 23,529 22,879 23,914 22,853 21,927 Tangible common equity $ 646,079 $ 688,215 $ 741,156 $ 730,975 $ 740,760 $ 746,985

Non-GAAP Disclosure Reconciliations (continued) The following table presents a reconciliation of tangible assets to total assets (in thousands): 22 $ 9,774,642 December 31, March 31, June 30, September 30, December 31, March 31, 2009 2010 2010 2010 2010 2011 Total assets - as reported $10,865,393 $10,185,240 $10,657,965 $10,622,980 $10,320,364 $10,071,343 Less: goodwill 387,069 387,069 387,069 387,069 387,069 387,069 Less: other intangible, net of tax benefit 24,510 23,529 22,879 23,914 22,853 21,927 Tangible assets $10,453,814 $9,774,642 $10,248,017 $10,211,997 $9,910,442 $9,662,347

Non-GAAP Disclosure Reconciliations (continued) 23 Net Non-interest Expense to Average Assets Calculation 2005 2006 2007 2008 2009 2010 Three Months Ended March 31, 2011 Non-interest expense 131,155 $ 152,218 $ 191,506 $ 183,390 $ 223,750 $ 258,776 $ 66,864 $ Adjustment for FDIC special assessment - - - - 3,850 - - Adjustment for contributions to MB Financial Charitable Foundation - 4,500 - - - - Adjustment for executive separation agreement expense - 5,908 - - - - Unamortized issuance costs related to redemption of trust preferred securities - 1,914 - - - - Adjustment for impairment charges - - - - 4,000 - 1,000 Adjustment for increase (decrease) in market value of assets held in trust for deferred compensation - 493 609 (1,657) 710 562 187 Non-interest expense - as adjusted 131,155 151,725 178,575 185,047 215,190 258,214 65,677 Other income 57,822 64,376 83,528 80,393 127,154 185,756 29,143 Less net gains (losses) on securities available for sale (2,077) (445) (3,744) 1,130 14,029 18,648 (3) Less net gains (losses on sale of other assets 20 860 10,097 (1,104) (13) 630 357 Less net gains (losses) on other real estate 268 222 140 455 (429) (9,284) (372) Less acquisition related gains - - - - 28,547 62,649 - Less increase (decrease) in market value of assets held in trust for deferred compensation - 493 609 (1,657) 710 562 187 Other income - as adjusted 59,611 63,246 76,426 81,569 84,310 112,551 28,974 Net non-interest expense 71,544 $ 88,479 $ 102,149 $ 103,478 $ 130,880 $ 145,663 $ 36,703 $ Average assets 5,518,137 6,602,070 7,910,610 8,240,344 9,777,288 10,506,028 10,198,626 Net non-interest expense to average assets 1.30% 1.34% 1.29% 1.26% 1.34% 1.39% 1.46%

Non-GAAP Disclosure Reconciliations (continued) 24 10,198,626 Core pre-tax, pre-provision earnings Three Months Ended March 31, March 31, 2010 2011 Income (loss) before income taxes $ (1,576) $ 4,484 Provision for loan losses 47,200 40,000 Pre-tax, pre-provision earnings 45,624 44,484 Non-core other income Net gains on sale of investment securities 6,866 (3) Net gain (loss) on sale of other assets 11 357 Net gain (loss) on other real estate owned (3,299) (372) Acquisition related gains - - Increase (decrease) in market value of assets held in trust for deferred compensation 7 187 Total non-core other income 3,585 169 Non-core other expense FDIC special assessment - - Impairment charges - 1,000 Increase (decrease) in market value of assets held in trust for deferred compensation 7 187 Total non-core other expense 7 1,187 Core pre-tax, pre-provision earnings $ 42,046 $ 45,502 Risk-weighted assets 7,074,274 6,577,477 Annualized core pre-tax, pre-provision earnings to risk- weighted assets 2.41% 2.81% Annualized pre-tax, pre-provision earnings to risk- weighted assets (without adjustments) 2.62% 2.74% Average assets 10,349,664 Core pre-tax, pre-provision earnings to average assets 1.65% 1.81% Core pre-tax, pre-provision earnings to average assets (without adjustments) 1.79% 1.77%

Non-GAAP Disclosure Reconciliations (continued) 25 Net gain (loss) on sale of other assets Core pre-tax, pre-provision earnings 2005 2006 2007 2008 2009 2010 Income (loss) before income taxes $87,350 $90,237 $85,015 $(7,830) $(77,844) $20,552 Provision for loan losses 8,150 10,100 19,313 125,721 231,800 246,200 Pre-tax, pre-provision earnings 95,500 100,337 104,328 117,891 153,956 266,752 Non-core other income Net gains (losses) on sale of investment securities (2,077) (445) (3,744) 1,130 14,029 18,648 20 860 10,097 (1,104) (13) 630 Net gain (loss) on other real estate owned - 222 140 455 (429) (9,284) Acquisition related gains - - - - 28,547 62,649 Increase (decrease) in market value of assets held in trust for deferred compensation - 493 609 (1,657) 710 562 Total non-core other income (2,057) 1,130 7,102 (1,176) 42,844 73,205 Non-core other expense FDIC special assessment - - - - 3,850 - Contributions to MB Charitable Foundation - - 4,500 - - - Executive separation agreement expense - - 5,980 - - - Unamortized issuance costs related to - redemption of trust preferred securities - - 1,914 - - - Impairment charges - - - - 4,000 - Increase (decrease) in market value of assets held in trust for deferred compensation - 493 609 (1,657) 710 562 Total non-core other expense - 493 13,003 (1,657) 8,560 562 Core pre-tax, pre-provision earnings $97,557 $99,700 $110,229 $117,410 $119,672 $194,109 Annualized pre-tax, pre-provision earnings to risk- weighted assets (without adjustments) 6.03% 5.35% 5.74% 3.24% 2.98%

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer May 2011 NASDAQ: MBFI Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 24th day of May, 2011.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)